Exhibit 10.10

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

COMMERCIAL & INVESTMENT REAL ESTATE PURCHASE & SALE AGREEMENT

This has been prepared for submission to your attorney for review and approval prior to signing. No representation is made by licensee as to its sufficiency or tax consequences

SPECIFIC TERMS

Reference Date: March 8, 2021

Offer Expiration Date: March 11, 2021 5:00pm (the third day after Reference Date, if not completed)

1. **PROPERTY:** The Property is legally described on Exhibit A. Address: 11505 Burnham Dr NW - City of Gig Harbor, Pierce County, Washington. Tax Parcel No(s): 0122258008
Included Personal Property: ☒ None; ☐ If on and used in connection with the Property, per Section 25 (None, if not completed).

2. **BUYER(S):** Harbor Custom Development INC
a(n) Corporation

3. **SELLER(S):** Burnham Partners LLC
a(n) Limited Liability Corporation

4. **PURCHASE PRICE:** $ ~~2,900,000.00~~ $3,050,000 Dollars 3-9-21 DRM 5G 3/9/21
Payable as: ☐ Cash; ☒ Financing (attach CBA Form PS_FIN); ☐ Other: ____
Nonrefundable after feasibility unless financing cannot be arranged SG DRM

5. **EARNEST MONEY:** $ 50,000.00 Dollars; Held by: ☐ Selling Firm; ☒ Closing Agent
Form of Earnest Money: ☒ Wire/Electronic Transfer; ☐ Check; ☐ Note (attach CBA Form PS_EMN); ☐ Other: ____
Earnest Money Due Date: ☒ 5 days after Mutual Acceptance; ☐ ____ days after the Feasibility Contingency Date; or ☐ ____

6. **FEASIBILITY CONTINGENCY DATE:** ☐ ____; ☒ 45 Days after Board of Director Approval and Mutual Acceptance (30 days after Mutual Acceptance if not completed.) SG 3/8/21 3-9-21 DRM

7. **CLOSING DATE:** ☐ ____; ☒ 60 days after Waiver of Feasibility

8. **CLOSING AGENT:** Jessica Adkins, Aegis Land Title

9. **TITLE INSURANCE COMPANY:** Aegis Land Title

10. **DEED:** ☒ Statutory Warranty Deed; or ☐ Bargain and Sale Deed.

11. **POSSESSION:** ☒ on closing; ☐ Other: ____ (on closing if not completed).

12. **SELLER CITIZENSHIP (FIRPTA):** Seller ☐ is; ☒ is not a foreign person for purposes of U.S. income taxation.

INITIALS: Buyer SG Date 3/8/21 Seller [signature] Date 3-9-21
Buyer ____ Date ____ Seller ____ Date ____

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

COMMERCIAL & INVESTMENT REAL ESTATE
PURCHASE & SALE AGREEMENT
(CONTINUED)

13. **BUYER'S DEFAULT:** (check only one) ☒ Forfeiture of Earnest Money; ☐ Seller's Election of Remedies.

14. **SELLER'S DEFAULT:** (check only one) ☒ Recover Earnest Money or Specific Enforcement; ☐ Buyer's Election of Remedies.

15. **UNPAID UTILITIES:** Buyer and Seller ☒ Do Not Waive (attach CBA Form UA); ☐ Waive

16. **AGENCY DISCLOSURE:** Selling Broker represents: ☒ Buyer; ☐ Seller; ☐ both parties; ☐ neither party
Listing Broker represents: ☒ Seller; ☐ both parties

17. **EXHIBITS AND ADDENDA.** The following Exhibits and Addenda are made a part of this Agreement:

☐ Earnest Money Promissory Note, CBA Form EMN	☐ Back-Up Addendum, CBA Form BU-A
☐ Blank Promissory Note, LPB Form No. 28A	☐ Vacant Land Addendum, CBA Form VLA
☐ Blank Short Form Deed of Trust, LPB Form No. 20	☒ Financing Addendum, CBA Form PS_FIN
☐ Blank Deed of Trust Rider, CBA Form DTR	☐ Tenant Estoppel Certificate, CBA Form PS_TEC
☐ Utility Charges Addendum, CBA Form UA	☐ Defeasance Addendum, CBA Form PS_D
☐ FIRPTA Certification, CBA Form 22E	☐ Lead-Based Paint Disclosure, CBA Form LP-LS
☐ Assignment and Assumption, CBA Form PS-AS	☐ Other: _____
☒ Addendum/Amendment, CBA Form PSA	☐ Other: _____

INITIALS: Buyer GG Date 3/8/21 Seller [signature] Date 3-9-21
Buyer ______ Date ______ Seller ______ Date ______

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

COMMERCIAL & INVESTMENT REAL ESTATE
PURCHASE & SALE AGREEMENT
(CONTINUED)

18. IDENTIFICATION OF THE PARTIES. The following is the contact information for the parties involved in this Agreement:

Buyer(s):

Contact: Sterling Griffin

Address: 11505 Burnham Dr NW, Ste 301, Gig Harbor, WA 98332

Business Phone: 253) 649-0636

Cell Phone: _____

Fax: _____

Email: sgriffin@harborcustomdev.com

Selling Firm

Name: The Wynn Group

Assumed Name: _____

Selling Broker: Mary Wynn

Selling Broker DOL License No.: _____

Firm Address: 11505 Burnham Dr NW, Ste 201, Gig Harbor, WA 98332

Firm Phone: _____

Broker Phone: _____

Firm Email: info@twgcommercial.com

Broker Email: mary@twgcommercial.com

Fax: _____

CBA Office No.: _____

Selling Firm DOL License No.: _____

Copy of Notices to Buyer to :

Name: _____

Company: _____

Address: _____

Business Phone: _____

Fax: _____

Cell Phone: _____

Email: _____

Seller(s):

Contact: Dave Morris

Address: 11505 Burnham Dr NW, Ste ~~301,~~ 206 Gig Harbor, WA 98332

Business Phone: _____

Cell Phone: 253-549-6222

Fax: _____

Email: Dave@morrisinvestmentsgh.com

Listing Firm

Name: The Wynn Group

Assumed Name: _____

Listing Broker: Kris Wilson

Listing Broker DOL License No.: _____

Firm Address: 11505 Burnham Dr NW, Ste 201, Gig Harbor, WA 98332

Firm Phone: _____

Broker Phone: _____

Firm Email: info@twgcommercial.com

Broker Email: kris@twgcommercial.comsecond

Fax: _____

CBA Office No.: _____

Listing Firm DOL License No.: _____

Copy of Notices to Seller to :

Name: _____

Company: _____

Address: _____

Business Phone: _____

Fax: _____

Cell Phone: _____

Email: _____

INITIALS: Buyer SG Date 3/8/21 Seller [signature] Date 3-9-21
Buyer ________ Date ________ Seller ________ Date ________

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

COMMERCIAL & INVESTMENT REAL ESTATE
PURCHASE & SALE AGREEMENT
(CONTINUED)

GENERAL TERMS

19. Purchase and Sale. Buyer agrees to buy and Seller agrees to sell the commercial real estate identified in Section 1 as the Property and all improvements thereon. Unless expressly provided otherwise in this Agreement or its Addenda, the Property shall include (i) all of Seller's rights, title and interest in the Property, (ii) all easements and rights appurtenant to the Property, (iii) all buildings, fixtures, and improvements on the Property, (iv) all unexpired leases and subleases; and (v) all included personal property.

20. Acceptance; Counteroffers. If this offer is not timely accepted, it shall lapse and the earnest money shall be refunded to Buyer. If either party makes a future counteroffer, the other party shall have until 5:00 p.m. on the second day (if not filled in, the second day) following receipt to accept the counteroffer, unless sooner withdrawn. If the counteroffer is not timely accepted or countered, this Agreement shall lapse and the earnest money shall be refunded to Buyer. No acceptance, offer or counteroffer from Buyer is effective until a signed copy is received by Seller, the Listing Broker or the licensed office of the Listing Broker. No acceptance, offer or counteroffer from Seller is effective until a signed copy is received by Buyer, the Selling Broker or the licensed office of the Selling Broker. "Mutual Acceptance" shall occur when the last counteroffer is signed by the offeree, and the fully-signed counteroffer has been received by the offeror, his or her broker, or the licensed office of the broker. If any party is not represented by a broker, then notices must be delivered to that party and shall be effective when received by that party.

21. Earnest Money. Selling Broker and Selling Firm are authorized to transfer Earnest Money to Closing Agent as necessary. Selling Firm shall deposit any check to be held by Selling Firm within 3 days after receipt or Mutual Acceptance, whichever occurs later. If the Earnest Money is to be held by Selling Firm and is over $10,000, it shall be deposited to: ☐ the Selling Firm's pooled trust account (with interest paid to the State Treasurer); or ☐ a separate interest bearing trust account in Selling Firm's name, provided that Buyer completes an IRS Form W-9 (if not completed, separate interest bearing trust account). The interest, if any, shall be credited at closing to Buyer. If this sale fails to close, whoever is entitled to the Earnest Money is entitled to interest. Unless otherwise provided in this Agreement, the Earnest Money shall be applicable to the Purchase Price.

22. Title Insurance.

a. **Title Report.** Seller authorizes Buyer, its Lender, Listing Broker, Selling Broker or Closing Agent, at Seller's expense, to apply for and deliver to Buyer a standard coverage owner's policy of title insurance from the Title Insurance Company. Buyer shall have the discretion to apply for an extended coverage owner's policy of title insurance and any endorsements, provided that Buyer shall pay the increased costs associated with an extended policy including the excess premium over that charged for a standard coverage policy, the cost of any endorsements requested by Buyer, and the cost of any survey required by the title insurer. If Seller previously received a preliminary commitment from a title insurer that Buyer declines to use, Buyer shall pay any cancellation fee owing to the original title insurer. Otherwise, the party applying for title insurance shall pay any title cancellation fee, in the event such a fee is assessed.

b. **Permitted Exceptions.** Buyer shall notify Seller of any objectionable matters in the title report or any supplemental report within the earlier of: (a) 20 days (20 days if not completed) after receipt of the preliminary commitment for title insurance; or (b) the Feasibility Contingency Date. This Agreement shall terminate and Buyer shall receive a refund of the earnest money, less any costs advanced or committed for Buyer, unless within five (5) days of Buyer's notice of such objections Seller shall give notice, in writing,

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

COMMERCIAL & INVESTMENT REAL ESTATE
PURCHASE & SALE AGREEMENT
(CONTINUED)

of its intent to remove all objectionable provisions before Closing. If Seller fails to give timely notice that it will clear all disapproved objections, this Agreement shall automatically terminate and Buyer shall receive a refund of the earnest money, less any costs advanced or committed for Buyer, unless Buyer notifies Seller within three (3) days that Buyer waives any objections which Seller does not agree to remove. If any new title matters are disclosed in a supplemental title report, then the preceding termination, objection and waiver provisions shall apply to the new title matters except that Buyer's notice of objections must be delivered within three (3) days of receipt of the supplemental report by Buyer and Seller's response or Buyer's waiver must be delivered within two (2) days of Buyer's notice of objections. The Closing Date shall be extended to the extent necessary to permit time for these notices. Buyer shall not be required to object to any mortgage or deed of trust liens, or the statutory lien for real property taxes, and the same shall not be deemed to be Permitted Exceptions; provided, however, that the lien securing any financing which Buyer has agreed to assume shall be a Permitted Exception. Except for the foregoing, those provisions not objected to or for which Buyer waived its objections shall be referred to collectively as the "Permitted Exceptions." Seller shall reasonably cooperate with Buyer and the title company to clear objectionable title matters and shall provide an affidavit containing the information and reasonable covenants requested by the title company. The title policy shall contain no exceptions other than the General Exclusions and Exceptions common to such form of policy and the Permitted Exceptions.

c. **Title Policy.** At Closing, Buyer shall receive an ALTA Form 2006 Owner's Policy of Title Insurance with standard or extended coverage (as specified by Buyer) dated as of the Closing Date in the amount of the Purchase Price, insuring that fee simple title to the Property is vested in Buyer, subject only to the Permitted Exceptions ("Title Policy"), provided that Buyer acknowledges that obtaining extended coverage may be conditioned on the Title Company's receipt of a satisfactory survey paid for by Buyer. If Buyer elects extended coverage, then Seller shall execute and deliver to the Title Company on or before Closing the such affidavits and other documents as the Title Company reasonably and customarily requires to issue extended coverage.

23. Feasibility Contingency. Buyer's obligations under this Agreement are conditioned upon Buyer's satisfaction, in Buyer's sole discretion, concerning all aspects of the Property, including its physical condition; the presence of or absence of any hazardous substances; the contracts and leases affecting the Property; the potential financial performance of the Property; the availability of government permits and approvals; and the feasibility of the Property for Buyer's intended purpose. This Agreement shall terminate and Buyer shall receive a refund of the earnest money unless Buyer gives notice that the Feasibility Contingency is satisfied to Seller before 5:00pm on the Feasibility Contingency Date. If such notice is timely given, the feasibility contingency shall be deemed to be satisfied and Buyer shall be deemed to have accepted and waived any objection regarding any aspects of the Property as they exist on the Feasibility Contingency Date.

a. **Books, Records, Leases, Agreements.** Within 5 days (3 days if not filled in) Seller shall deliver to Buyer or post in an online database maintained by Seller or Listing Broker, to which Buyer has been given unlimited access, true, correct and complete copies of all documents in Seller's possession or control relating to the ownership, operation, renovation or development of the Property, excluding appraisals or other statements of value, and including the following: statements for real estate taxes, assessments, and utilities for the last three years and year to date; property management agreements and any other agreements with professionals or consultants; leases or other agreements relating to occupancy of all or a portion of the Property and a suite-by-suite schedule of tenants, rents, prepaid rents, deposits and fees; plans, specifications, permits, applications, drawings, surveys, and studies; maintenance records, accounting records and audit reports for the last three years and year to date; any existing environmental reports; any existing surveys; any existing inspection reports; and "Vendor Contracts" which shall include

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

COMMERCIAL & INVESTMENT REAL ESTATE
PURCHASE & SALE AGREEMENT
(CONTINUED)

maintenance or service contracts, and installments purchase contracts or leases of personal property or fixtures used in connection with the Property. Buyer shall determine by the Feasibility Contingency Date: (i) whether Seller will agree to terminate any objectionable Vendor Contracts; and (ii) whether Seller will agree to pay any damages or penalties resulting from the termination of objectionable Vendor Contracts. Buyer's waiver of the Feasibility Contingency shall be deemed Buyer's acceptance of all Vendor Contracts which Seller has not agreed in writing to terminate. Buyer shall be solely responsible for obtaining any required consents to such assumption and the payment of any assumption fees. Seller shall cooperate with Buyer's efforts to receive any such consents but shall not be required to incur any out-of-pocket expenses or liability in doing so. Any information provided or to be provided by Seller with respect to the Property is solely for Buyer's convenience and Seller has not made any independent investigation or verification of such information (other than that the documents are true, correct, and complete, as stated above) and makes no representations as to the accuracy or completeness of such information, except to the extent expressly provided otherwise in this Agreement. Seller shall transfer the Vendor Contracts as provided in Section 25.

b. **Access.** Seller shall permit Buyer and its agents, at Buyer's sole expense and risk, to enter the Property at reasonable times subject to the rights of and after legal notice to tenants, to conduct inspections concerning the Property, including without limitation, the structural condition of improvements, hazardous materials, pest infestation, soils conditions, sensitive areas, wetlands, or other matters affecting the feasibility of the Property for Buyer's intended use. Buyer shall schedule any entry onto the Property with Seller in advance and shall comply with Seller's reasonable requirements including those relating to security, confidentiality, and disruption of Seller's tenants. Prior to entering the Property and while conducting any inspections, Buyer shall, at no cost or expense to Seller: (a) procure and maintain commercial general liability (occurrence) insurance in an amount no less than $2,000,000 on commercially reasonable terms adequate to insure against all liability arising out of any entry onto or inspections of the Property that lists Seller and Tenant as additional insureds; and (b) deliver to Seller prior to entry upon the Property certificates of insurance for Buyer and any applicable agents or representatives evidencing such required insurance. Buyer shall not perform any invasive testing including environmental inspections beyond a phase I assessment or contact the tenants or property management personnel without obtaining Seller's prior written consent, which shall not be unreasonably withheld, conditioned or delayed. Buyer shall restore the Property and all improvements to substantially the same condition they were in prior to inspection. Buyer shall be solely responsible for all costs of its inspections and feasibility analysis and has no authority to bind the Property for purposes of statutory liens. Buyer agrees to indemnify and defend Seller from all liens, costs, claims, and expenses, including attorneys' and experts' fees, arising from or relating to entry onto or inspection of the Property by Buyer and its agents, which obligation shall survive closing. Buyer may continue to enter the Property in accordance with the foregoing terms and conditions after removal or satisfaction of the Feasibility Contingency only for the purpose of leasing or to satisfy conditions of financing.

c. Buyer waives, to the fullest extent permissible by law, the right to receive a seller disclosure statement (e.g. "Form 17") if required by RCW 64.06 and its right to rescind this Agreement pursuant thereto. However, if Seller would otherwise be required to provide Buyer with a Form 17, and if the answer to any of the questions in the section of the Form 17 entitled "Environmental" would be "yes," then Buyer does not waive the receipt of the "Environmental" section of the Form 17 which shall be provided by Seller.

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

COMMERCIAL & INVESTMENT REAL ESTATE
PURCHASE & SALE AGREEMENT
(CONTINUED)

24. Conveyance. Title shall be conveyed subject only to the Permitted Exceptions. If this Agreement is for conveyance of Seller's vendee's interest in a Real Estate Contract, the deed shall include a contract vendee's assignment sufficient to convey after-acquired title. At Closing, Seller and Buyer shall execute and deliver to Closing Agent CBA Form PS-AS Assignment and Assumption Agreement transferring all leases and Vendor Contracts assumed by Buyer pursuant to Section 25(b) and all intangible property transferred pursuant to Section 25(b).

25. Personal Property.

a. If this sale includes the personal property located on and used in connection with the Property, Seller will itemize such personal property in an Exhibit to be attached to this Agreement within ten (10) days of Mutual Acceptance. The value assigned to any personal property shall be ☐ $ _____ (if not completed, the County-assessed value if available, and if not available, the fair market value determined by an appraiser selected by the Listing Broker and Selling Broker). Seller warrants title to, but not the condition of, the personal property and shall convey it by bill of sale.

b. In addition to the leases and Vendor Contracts assumed by Buyer pursuant to Section 24 above, this sale includes all right, title and interest of Seller to the following intangible property now or hereafter existing with respect to the Property including without limitation: all rights-of-way, rights of ingress or egress or other interests in, on, or to, any land, highway, street, road, or avenue, open or proposed, in, on, or across, in front of, abutting or adjoining the Property; all rights to utilities serving the Property; all drawings, plans, specifications and other architectural or engineering work product; all governmental permits, certificates, licenses, authorizations and approvals; all rights, claims, causes of action, and warranties under contracts with contractors, engineers, architects, consultants or other parties associated with the Property; all utility, security and other deposits and reserve accounts made as security for the fulfillment of any of Seller's obligations; any name of or telephone numbers for the Property and related trademarks, service marks or trade dress; and guaranties, warranties or other assurances of performance received.

26. Seller's Underlying Financing. Unless Buyer is assuming Seller's underlying financing, Seller shall be responsible for confirming the existing underlying financing is not subject to any "lock out" or similar covenant which would prevent the lender's lien from being released at closing. In addition, Seller shall provide Buyer notice prior to the Feasibility Contingency Date if Seller is required to substitute securities for the Property as collateral for the underlying financing (known as "defeasance"). If Seller provides this notice of defeasance to Buyer, then the parties shall close the transaction in accordance with the process described in CBA Form PS_D or any different process identified in Seller's defeasance notice to Buyer.

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

COMMERCIAL & INVESTMENT REAL ESTATE
PURCHASE & SALE AGREEMENT
(CONTINUED)

27. Closing of Sale. Buyer and Seller shall deposit with Closing Agent by 12:00 p.m. on the scheduled Closing Date all instruments and monies required to complete the purchase in accordance with this Agreement. Upon receipt of such instruments and monies, Closing Agent shall cause the deed to be recorded and shall pay to Seller, in immediately available funds, the Purchase Price less any costs or other amounts to be paid by Seller at Closing. "Closing" shall be deemed to have occurred when the deed is recorded and the sale proceeds are available to Seller. Time is of the essence in the performance of this Agreement. Sale proceeds shall be considered available to Seller, even if they cannot be disbursed to Seller until the next business day after Closing. Notwithstanding the foregoing, if Seller informed Buyer before the Feasibility Contingency Date that Seller's underlying financing requires that it be defeased and may not be paid off, then Closing shall be conducted in accordance with the three(3)-day closing process described in CBA Form PS_D. This Agreement is intended to constitute escrow instructions to Closing Agent. Buyer and Seller will provide any supplemental instructions requested by Closing Agent provided the same are consistent with this Agreement.

28. Closing Costs and Prorations. Seller shall deliver an updated rent roll to Closing Agent not later than two (2) days before the scheduled Closing Date in the form required by Section 23(a) and any other information reasonably requested by Closing Agent to allow Closing Agent to prepare a settlement statement for Closing. Seller certifies that the information contained in the rent roll is correct as of the date submitted. Seller shall pay the premium for the owner's standard coverage title policy. Buyer shall pay the excess premium attributable to any extended coverage or endorsements requested by Buyer, and the cost of any survey required in connection with the same. Seller and Buyer shall each pay one-half of the escrow fees. Any real estate excise taxes shall be paid by the party who bears primary responsibility for payment under the applicable statute or code. Real and personal property taxes and assessments payable in the year of closing; collected rents on any existing tenancies; expenses already incurred by Seller that relate to services to be provided to the Property after the Closing Date; interest; utilities; and other operating expenses shall be pro-rated as of Closing. Seller will be charged and credited for the amounts of all of the pro-rated items relating to the period up to and including 11:59 pm Pacific Time on the day preceding the Closing Date, and Buyer will be charged and credited for all of the pro-rated items relating to the period on and after the Closing Date. If tenants pay any of the foregoing expenses directly, then Closing Agent shall only pro rate those expenses paid by Seller. Buyer shall pay to Seller at Closing an additional sum equal to any utility deposits or mortgage reserves for assumed financing for which Buyer receives the benefit after Closing. Buyer shall pay all costs of financing including the premium for the lender's title policy. If the Property was taxed under a deferred classification prior to Closing, then Seller shall pay all taxes, interest, penalties, deferred taxes or similar items which result from removal of the Property from the deferred classification. At Closing, all refundable deposits on tenancies shall be credited to Buyer or delivered to Buyer for deposit in a trust account if required by state or local law. Buyer shall pay any sales or use tax applicable to the transfer of personal property included in the sale.

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

COMMERCIAL & INVESTMENT REAL ESTATE PURCHASE & SALE AGREEMENT
(CONTINUED)

29. Post-Closing Adjustments, Collections, and Payments. After Closing, Buyer and Seller shall reconcile the actual amount of revenues or liabilities upon receipt or payment thereof to the extent those items were prorated or credited at Closing based upon estimates. Any bills or invoices received by Buyer after Closing which relate to services rendered or goods delivered to the Seller or the Property prior to Closing shall be paid by Seller upon presentation of such bill or invoice. At Buyer's option, Buyer may pay such bill or invoice and be reimbursed the amount paid plus interest at the rate of 12% per annum beginning fifteen (15) days from the date of Buyer's written demand to Seller for reimbursement until such reimbursement is made. Notwithstanding the foregoing, if tenants pay certain expenses based on estimates subject to a post-closing reconciliation to the actual amount of those expenses, then Buyer shall be entitled to any surplus and shall be liable for any credit resulting from the reconciliation. Rents collected from each tenant after Closing shall be applied first to rentals due most recently from such tenant for the period after closing, and the balance shall be applied for the benefit of Seller for delinquent rentals owed for a period prior to closing. The amounts applied for the benefit of Seller shall be turned over by Buyer to Seller promptly after receipt. Seller shall be entitled to pursue any lawful methods of collection of delinquent rents but shall have no right to evict tenants after Closing. Any adjustment shall be made, if any, within 180 days of the Closing Date, and if a party fails to request an adjustment by notice delivered to the other party within the applicable period set forth above (such notice to specify in reasonable detail the items within the Closing Statement that such party desires to adjust and the reasons for such adjustment), then the allocations and prorations at Closing shall be binding and conclusive against such party.

30. Operations Prior to Closing. Prior to Closing, Seller shall continue to operate the Property in the ordinary course of its business and maintain the Property in the same or better condition than as existing on the date of Mutual Acceptance but shall not be required to repair material damage from casualty except as otherwise provided in this Agreement. After the Feasibility Contingency Date, Seller shall not enter into or modify existing rental agreements or leases (except that Seller may enter into, modify, extend, renew or terminate residential rental agreements or residential leases for periods of 12 months or less in the ordinary course of its business), service contracts, or other agreements affecting the Property which have terms extending beyond Closing without obtaining Buyer's consent, which shall not be withheld unreasonably.

31. Possession. Buyer shall accept possession subject to all tenancies disclosed to Buyer before the Feasibility Contingency Date.

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

COMMERCIAL & INVESTMENT REAL ESTATE
PURCHASE & SALE AGREEMENT
(CONTINUED)

32. Seller's Representations. Except as disclosed to or known by Buyer prior to the satisfaction or waiver of the Feasibility Contingency, including in the books, records and documents made available to Buyer, or in the title report or any supplemental report or documents referenced therein, Seller represents to Buyer that, to the best of Seller's actual knowledge, each of the following is true as of the date hereof: (a) Seller is authorized to enter into the Agreement, to sell the Property, and to perform its obligations under the Agreement, and no further consent, waiver, approval or authorization is required from any person or entity to execute and perform under this Agreement; (b) The books, records, leases, agreements and other items delivered to Buyer pursuant to this Agreement comprise all material documents in Seller's possession or control regarding the operation and condition of the Property, are true, accurate and complete to the best of Seller's knowledge, and no other contracts or agreements exist that will be binding on Buyer after Closing; (c) Seller has not received any written notices that the Property or any business conducted thereon violate any applicable laws, regulations, codes and ordinances; (d) Seller has all certificates of occupancy, permits, and other governmental consents necessary to own and operate the Property for its current use; (e) There is no pending or threatened litigation which would adversely affect the Property or Buyer's ownership thereof after Closing; (f) There is no pending or threatened condemnation or similar proceedings affecting the Property, and the Property is not within the boundaries of any planned or authorized local improvement district; (g) Seller has paid (except to the extent prorated at Closing) all local, state and federal taxes (other than real and personal property taxes and assessments described in Section 28 above) attributable to the period prior to closing which, if not paid, could constitute a lien on Property (including any personal property), or for which Buyer may be held liable after Closing; (h) Seller is not aware of any concealed material defects in the Property except as disclosed to Buyer before the Feasibility Contingency Date; (i) There are no Hazardous Substances (as defined below) currently located in, on, or under the Property in a manner or quantity that presently violates any Environmental Law (as defined below); there are no underground storage tanks located on the Property; and there is no pending or threatened investigation or remedial action by any governmental agency regarding the release of Hazardous Substances or the violation of Environmental Law at the Property; (j) Seller has not granted any options nor obligated itself in any matter whatsoever to sell the Property or any portion thereof to any party other than Buyer; and (k) Neither Seller nor any of its respective partners, members, shareholders or other equity owners, is a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control ("OFAC") of the Department of the Treasury (including those named on OFAC's Specially Designated and Blocked Persons List) or under any statute or executive order; and (l) the individual signing this Agreement on behalf of Seller represents and warrants to Buyer that he or she has the authority to act on behalf of and bind Seller. As used herein, the term "Hazardous Substances" shall mean any substance or material now or hereafter defined or regulated as a hazardous substance, hazardous waste, toxic substance, pollutant, or contaminant under any federal, state, or local law, regulation, or ordinance governing any substance that could cause actual or suspected harm to human health or the environment ("Environmental Law"). The term "Hazardous Substances" specifically includes, but is not limited to, petroleum, petroleum by-products, and asbestos.

If prior to Closing Seller or Buyer discovers any information which would cause any of the representations above to be false if the representations were deemed made as of the date of such discovery, then the party discovering the information shall promptly notify the other party in writing and Buyer, as its sole remedy, may elect to terminate this Agreement by giving Seller notice of such termination within five (5) days after Buyer first received actual notice (with the Closing Date extended to accommodate such five (5) day period), and in such event, the Earnest Money Deposit shall be returned to Buyer. Buyer shall give notice of termination within five (5) days of discovering or receiving written notice of the new information. Nothing in this paragraph shall prevent Buyer from pursuing its remedies against Seller if Seller had actual knowledge of the newly discovered information such that a representation provided for above was false.

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

COMMERCIAL & INVESTMENT REAL ESTATE
PURCHASE & SALE AGREEMENT
(CONTINUED)

33. As-Is. Except for the express representations and warranties in this Agreement, (a) Seller makes no representations or warranties regarding the Property; (b) Seller hereby disclaims, and Buyer hereby waives, any and all representations or warranties of any kind, express or implied, concerning the Property or any portion thereof, as to its condition, value, compliance with laws, status of permits or approvals, existence or absence of hazardous material on site, suitability for Buyer's intended use, occupancy rate or any other matter of similar or dissimilar nature relating in any way to the Property, including the warranties of fitness for a particular purpose, tenantability, habitability and use; (c) Buyer takes the Property "AS IS" and with all faults; and (d) Buyer represents and warrants to Seller that Buyer has sufficient experience and expertise such that it is reasonable for Buyer to rely on its own pre-closing inspections and investigations.

34. Buyer's Representations. Buyer represents that Buyer is authorized to enter into the Agreement; to buy the Property; to perform its obligations under the Agreement; and that neither the execution and delivery of this Agreement nor the consummation of the transaction contemplated hereby will: (a) conflict with or result in a breach of any law, regulation, writ, injunction or decree of any court or governmental instrumentality applicable to Buyer; or (b) constitute a breach of any agreement to which Buyer is a party or by which Buyer is bound. The individual signing this Agreement on behalf of Buyer represents that he or she has the authority to act on behalf of and bind Buyer.

35. Claims. Any claim or cause of action with respect to a breach of the representations and warranties set forth herein shall survive for a period of nine (9) months from the Closing Date, at which time such representations and warranties (and any cause of action resulting from a breach thereof not then in litigation, including indemnification claims) shall terminate. Notwithstanding anything to the contrary in this Agreement: (a) Buyer shall not make a claim against Seller for damages for breach or default of any representation or warranty, unless the amount of such claim is reasonably anticipated to exceed $25,000; and (b) under no circumstances shall Seller be liable to Buyer on account of any breach of any representation or warranty in the aggregate in excess of the amount equal to $250,000, except in the event of Seller's fraud or intentional misrepresentation with respect to any representation or warranty regarding the environmental condition of the Property, in which case Buyer's damages shall be unlimited.

36. Condemnation and Casualty. Seller bears all risk of loss until Closing, and thereafter Buyer bears all risk of loss. Buyer may terminate this Agreement and obtain a refund of the earnest money if improvements on the Property are materially damaged or if condemnation proceedings are commenced against all or a portion of the Property before Closing, to be exercised by notice to Seller within ten (10) days after Seller's notice to Buyer of the occurrence of the damage or condemnation proceedings. Damage will be considered material if the cost of repair exceeds the lesser of $100,000 or five percent (5%) of the Purchase Price. Alternatively, Buyer may elect to proceed with closing, in which case, at Closing, Seller shall not be obligated to repair any damage, and shall assign to Buyer all claims and right to proceeds under any property insurance policy and shall credit to Buyer at Closing the amount of any deductible provided for in the policy.

37. FIRPTA Tax Withholding at Closing. Closing Agent is instructed to prepare a certification (CBA or NWMLS Form 22E, or equivalent) that Seller is not a "foreign person" within the meaning of the Foreign Investment in Real Property Tax Act, and Seller shall sign it on or before Closing. If Seller is a foreign person, and this transaction is not otherwise exempt from FIRPTA, Closing Agent is instructed to withhold and pay the required amount to the Internal Revenue Service.

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

COMMERCIAL & INVESTMENT REAL ESTATE
PURCHASE & SALE AGREEMENT
(CONTINUED)

38. **Notices.** Unless otherwise specified, any notice required or permitted in, or related to, this Agreement (including revocations of offers and counteroffers) must be in writing. Notices to Seller must be signed by at least one Buyer and must be delivered to Seller and Listing Broker with a courtesy copy to any other party identified as a recipient of notices in Section 18. A notice to Seller shall be deemed delivered only when received by Seller and Listing Broker, or the licensed office of Listing Broker. Notices to Buyer must be signed by at least one Seller and must be delivered to Buyer, with a copy to Selling Broker and with a courtesy copy to any other party identified as a recipient of notices in Section 18. A notice to Buyer shall be deemed delivered only when received by Buyer and Selling Broker, or the licensed office of Selling Broker. Selling Broker and Listing Broker otherwise have no responsibility to advise parties of receipt of a notice beyond either phoning the represented party or causing a copy of the notice to be delivered to the party's address provided in this Agreement. Buyer and Seller shall keep Selling Broker and Listing Broker advised of their whereabouts in order to receive prompt notification of receipt of a notice. If any party is not represented by a licensee, then notices must be delivered to and shall be effective when received by that party at the address, fax number, or email indicated in Section 18. Facsimile transmission of any notice or document shall constitute delivery. E-mail transmission of any notice or document (or a direct link to such notice or document) shall constitute delivery when: (i) the e-mail is sent to both Selling Broker and Selling Firm or both Listing Broker and Listing Firm at the e-mail addresses specified on page two of this Agreement; or (ii) Selling Broker or Listing Broker provide written acknowledgment of receipt of the e-mail (an automatic e-mail reply does not constitute written acknowledgment). At the request of either party, or the Closing Agent, the parties will confirm facsimile or e-mail transmitted signatures by signing an original document.

39. **Computation of Time.** Unless otherwise specified in this Agreement, any period of time in this Agreement shall mean Pacific Time and shall begin the day after the event starting the period and shall expire at 5:00 p.m. of the last calendar day of the specified period of time, unless the last day is a Saturday, Sunday or legal holiday as defined in RCW 1.16.050, in which case the specified period of time shall expire on the next day that is not a Saturday, Sunday or legal holiday. Any specified period of five (5) days or less shall not include Saturdays, Sundays or legal holidays. Notwithstanding the foregoing, references to specific dates or times or number of hours shall mean those dates, times or number of hours; provided, however, that if the Closing Date falls on a Saturday, Sunday, or legal holiday as defined in RCW 1.16.050, or a date when the county recording office is closed, then the Closing Date shall be the next regular business day. If the parties agree upon and attach a legal description after this Agreement is signed by the offeree and delivered to the offeror, then for the purposes of computing time, mutual acceptance shall be deemed to be on the date of delivery of an accepted offer or counteroffer to the offeror, rather than on the date the legal description is attached.

40. **Assignment.** Buyer's rights and obligations under this Agreement are not assignable without the prior written consent of Seller, which shall not be withheld unreasonably; provided, however, Buyer may assign this Agreement without the consent of Seller, but with notice to Seller, to any entity under common control and ownership of Buyer, provided no such assignment shall relieve Buyer of its obligations hereunder. If the words "and/or assigns" or similar words are used to identify Buyer in Section 2, then this Agreement may be assigned with notice to Seller but without need for Seller's consent. The party identified as the initial Buyer shall remain responsible for those obligations of Buyer stated in this Agreement notwithstanding any assignment and, if this Agreement provides for Seller to finance a portion of the purchase price, then the party identified as the initial Buyer shall guarantee payment of Seller financing.

41. **Default and Attorneys' Fees.**

a. **Buyer's default.** In the event Buyer fails, without legal excuse, to complete the purchase of the Property, then the applicable provision as identified in Section 13 shall apply:

INITIALS:				
	Buyer GG	Date 3/8/21	Seller [signature]	Date 3-9-21
	Buyer	Date	Seller	Date

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

**COMMERCIAL & INVESTMENT REAL ESTATE
PURCHASE & SALE AGREEMENT**
(CONTINUED)

Section 1031 like-kind exchange, then the other party agrees to cooperate in the completion of the like-kind exchange so long as the cooperating party incurs no additional liability in doing so, and so long as any expenses (including attorneys' fees and costs) incurred by the cooperating party that are related only to the exchange are paid or reimbursed to the cooperating party at or prior to Closing. Notwithstanding this provision, no party shall be obligated to extend closing as part of its agreement to facilitate completion of a like-kind exchanged. In addition, notwithstanding Section 40 above, any party completing a Section 1031 like-kind exchange may assign this Agreement to its qualified intermediary or any entity set up for the purposes of completing a reverse exchange.

43. **Information Transfer**. In the event this Agreement is terminated, Buyer agrees to deliver to Seller within ten (10) days of Seller's written request copies of all materials received from Seller and any non-privileged plans, studies, reports, inspections, appraisals, surveys, drawings, permits, applications or other development work product relating to the Property in Buyer's possession or control as of the date this Agreement is terminated.

44. **Confidentiality.** Until and unless closing has been consummated, Buyer and Seller shall follow reasonable measures to prevent unnecessary disclosure of information obtained in connection with the negotiation and performance of this Agreement. Neither party shall use or knowingly permit the use of any such information in any manner detrimental to the other party.

45. **Agency Disclosure.** Selling Firm, Selling Firm's Designated Broker, Selling Broker's Branch Manager (if any) and Selling Broker's Managing Broker (if any) represent the same party that Selling Broker represents. Listing Firm, Listing Firm's Designated Broker, Listing Broker's Branch Manager (if any), and Listing Broker's Managing Broker (if any) represent the same party that the Listing Broker represents. If Selling Broker and Listing Broker are different persons affiliated with the same Firm, then both Buyer and Seller confirm their consent to the Brokers' Designated Broker, Branch Manager (if any), and Managing Broker (if any) representing both parties as a dual agent. If Selling Broker and Listing Broker are the same person representing both parties, then both Buyer and Seller confirm their consent to that person and his/her Designated Broker, Branch Manager (if any), and Managing Broker (if any) representing both parties as dual agents. All parties acknowledge receipt of the pamphlet entitled "The Law of Real Estate Agency."

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

COMMERCIAL & INVESTMENT REAL ESTATE
PURCHASE & SALE AGREEMENT
(CONTINUED)

i. **Forfeiture of Earnest Money.** Seller may terminate this Agreement and keep that portion of the earnest money that does not exceed five percent (5%) of the Purchase Price as liquidated damages as the sole and exclusive remedy available to Seller for such failure.

ii. **Seller's Election of Remedies.** Seller may, at its option, (a) terminate this Agreement and keep that portion of the earnest money that does not exceed five percent (5%) of the Purchase Price as liquidated damages as the sole and exclusive remedy available to Seller for such failure, (b) bring suit against Buyer for Seller's actual damages, (c) bring suit to specifically enforce this Agreement and recover any incidental damages, or (d) pursue any other rights or remedies available at law or equity.

b. **Seller's default.** In the event Seller fails, without legal excuse, to complete the sale of the Property, then the applicable provision as identified in Section 14 shall apply:

i. **Recover Earnest Money or Specific Enforcement.** As Buyer's sole remedy, Buyer may either (a) terminate this Agreement and recover all earnest money or fees paid by Buyer whether or not the same are identified as refundable or applicable to the purchase price; or (b) bring suit to specifically enforce this Agreement and recover incidental damages, provided, however, Buyer must file suit within sixty (60) days from the Closing Date or from the date Seller has provided notice to Buyer that Seller will not proceed with closing, whichever is earlier.

ii. **Buyer's Election of Remedies.** Buyer may, at its option, (a) bring suit against Seller for Buyer's actual damages, (b) bring suit to specifically enforce this Agreement and recover any incidental damages, or (c) pursue any other rights or remedies available at law or equity.

c. Neither Buyer nor Seller may recover consequential damages such as lost profits. If Buyer or Seller institutes suit against the other concerning this Agreement, the prevailing party is entitled to reasonable attorneys' fees and costs. In the event of trial, the amount of the attorneys' fees shall be fixed by the court. The venue of any suit shall be the county in which the Property is located, and this Agreement shall be governed by the laws of the State of Washington without regard to its principles of conflicts of laws.

42. Miscellaneous Provisions.

a. **Complete Agreement.** This Agreement and any addenda and exhibits thereto state the entire understanding of Buyer and Seller regarding the sale of the Property. There are no verbal or other written agreements which modify or affect the Agreement, and no modification of this Agreement shall be effective unless agreed in writing and signed by the parties.

b. **Counterpart Signatures.** This Agreement may be signed in counterpart, each signed counterpart shall be deemed an original, and all counterparts together shall constitute one and the same agreement.

c. **Electronic Delivery and Signatures.** Electronic delivery of documents (e.g., transmission by facsimile or email) including signed offers or counteroffers and notices shall be legally sufficient to bind the party the same as delivery of an original. At the request of either party, or the Closing Agent, the parties will replace electronically delivered offers or counteroffers with original documents. The parties acknowledge that a signature in electronic form has the same legal effect as a handwritten signature.

d. **Section 1031 Like-Kind Exchange.** If either Buyer or Seller intends for this transaction to be a part of a

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

COMMERCIAL & INVESTMENT REAL ESTATE
PURCHASE & SALE AGREEMENT
(CONTINUED)

46. Seller's Acceptance and Brokerage Agreement. Seller agrees to sell the Property on the terms and conditions herein, and further agrees to pay a commission in a total amount computed in accordance with the listing or commission agreement. If there is no written listing or commission agreement, Seller agrees to pay a commission of _____ % of the sales price or $ _____ . The commission shall be apportioned between Listing Firm and Selling Firm as specified in the listing or any co-brokerage agreement. If there is no listing or written co-brokerage agreement, then Listing Firm shall pay to Selling Firm a commission of _____ % of the sales price or $ _____ . Seller assigns to Listing Firm and Selling Firm a portion of the sales proceeds equal to the commission. If the earnest money is retained as liquidated damages, any costs advanced or committed by Listing Firm or Selling Firm for Buyer or Seller shall be reimbursed or paid therefrom, and the balance shall be paid one-half to Seller and one-half to Listing Firm and Selling Firm according to the listing agreement and any co-brokerage agreement. Seller and Buyer hereby consent to Listing Firm and Selling Firm receiving compensation from more than one party and irrevocably instruct the Closing Agent to disburse the commission(s) directly to the Firm(s). In any action by Listing Firm or Selling Firm to enforce this Section, the prevailing party is entitled to reasonable attorneys' fees and expenses. Neither Listing Firm nor Selling Firm are receiving compensation from more than one party to this transaction unless disclosed on an attached addendum, in which case Buyer and Seller consent to such compensation. The Property described in attached Exhibit A is commercial real estate. Notwithstanding Section 44 above, the pages containing this Section, the parties' signatures and an attachment describing the Property may be recorded.

Listing Broker and Selling Broker Disclosure. EXCEPT AS OTHERWISE DISCLOSED IN WRITING TO BUYER OR SELLER, THE SELLING BROKER, LISTING BROKER, AND FIRMS HAVE NOT MADE ANY REPRESENTATIONS OR WARRANTIES OR CONDUCTED ANY INDEPENDENT INVESTIGATION CONCERNING THE LEGAL EFFECT OF THIS AGREEMENT, BUYER'S OR SELLER'S FINANCIAL STRENGTH, BOOKS, RECORDS, REPORTS, STUDIES, OR OPERATING STATEMENTS; THE CONDITION OF THE PROPERTY OR ITS IMPROVEMENTS; THE FITNESS OF THE PROPERTY FOR BUYER'S INTENDED USE; OR OTHER MATTERS RELATING TO THE PROPERTY, INCLUDING WITHOUT LIMITATION, THE PROPERTY'S ZONING, BOUNDARIES, AREA, COMPLIANCE WITH APPLICABLE LAWS (INCLUDING LAWS REGARDING ACCESSIBILITY FOR DISABLED PERSONS), OR HAZARDOUS OR TOXIC MATERIALS INCLUDING MOLD OR OTHER ALLERGENS. SELLER AND BUYER ARE EACH ADVISED TO ENGAGE QUALIFIED EXPERTS TO ASSIST WITH THESE DUE DILIGENCE AND FEASIBILITY MATTERS, AND ARE FURTHER ADVISED TO SEEK INDEPENDENT LEGAL AND TAX ADVICE RELATED TO THIS AGREEMENT.

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

COMMERCIAL & INVESTMENT REAL ESTATE
PURCHASE & SALE AGREEMENT
(CONTINUED)

IN WITNESS WHEREOF, the parties have signed this Agreement intending to be bound.

Buyer Harbor Custom Development Inc (Printed name and type of entity)	Buyer Harbor Custom Development Inc (Printed name and type of entity)
Buyer [signature] CEO (Signature and title)	Buyer (Signature and title)
Date signed 3/8/21	Date signed 3-9-21
Seller Burnham Partners LLC (Printed name and type of entity)	Seller DAVID R. MORRIS (Printed name and type of entity)
Seller (Signature and title)	Seller [signature] - MANAGER (Signature and title) BURNHAM PARTNERS LLC
Date signed	Date signed 3-9-21

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

COMMERCIAL & INVESTMENT REAL ESTATE
PURCHASE & SALE AGREEMENT
(CONTINUED)

EXHIBIT A *
[Legal Description]

Lot 2, Pierce County Short Plat No. 353446, recorded under Recording No. 200509215003, records of Pierce County, Washington;
Situate in the County of Pierce, State of Washington.

* To ensure accuracy in the legal description, consider substituting the legal description contained in the preliminary commitment for title insurance or a copy of the Property's last vesting deed for this page. Do not neglect to label the substitution "Exhibit A." You should avoid transcribing the legal description because any error in transcription may render the legal description inaccurate and this Agreement unenforceable.

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

ADDENDUM/AMENDMENT TO
PURCHASE AND SALE AGREEMENT

CBA Text Disclaimer: Text deleted by licensee indicated by strike.
New text inserted by licensee indicated by small capital letters.

The following is part of the Purchase and Sale Agreement with Reference Date March 8, 20 21 (the "Agreement") between Harbor Custom Development INC ("Buyer") and Burnham Partners LLC ("Seller") regarding the sale of the property located at 11505 Burnham Dr NW -, Gig Harbor, WA 98332 (the "Property").

IT IS AGREED BETWEEN THE BUYER AND SELLER AS FOLLOWS:

1. Upon mutual acceptance Seller will not enter into any new leases agreement for the premises.

2. Buyer shall have the option to one (1) thirty (30) day extension of the closing date.

3. This Purchase and Sale Agreement is contingent on Buyer receiving approval from the Harbor Custom Development Board of Directors, ~~within seven (7) days of mutual acceptance.~~ SG
ON or before 3/26/21.

DRM
3-9-21

4. Additional Parking needed by buyer @ neighboring parcel to be mutually agreed & accepted prior to end of feasibility. Total of 44 stalls required for purchaser. SG 3/9/21

DRM 3/9/21

ALL OTHER TERMS AND CONDITIONS of the Agreement remain unchanged.

INITIALS: Buyer SG Date 3/8/21 Seller DRM Date 3-9-21

Buyer ______ Date ______ Seller ______ Date ______

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

FINANCING ADDENDUM

CBA Text Disclaimer: Text deleted indicated by strike.
New text inserted indicated by small capital letters.

The following is part of the Purchase and Sale Agreement with Reference Date March 8 , 20 21 (the "Agreement"), between Harbor Custom Development INC ("Buyer") and Burnham Partners LLC ("Seller"), regarding the sale of the Property located at 11505 Burnham Dr NW - , Gig Harbor , WA 98332 (the "Property").

IT IS AGREED BETWEEN THE BUYER AND SELLER AS FOLLOWS

1. ☒ **NEW FINANCING.** Buyer's obligations under the Agreement are contingent on Buyer obtaining new financing. Buyer shall submit a complete written application for financing for the Property within five (5) days after waiver or satisfaction of the Feasibility Contingency in Section 23 of the Agreement, pay required costs and make a good faith effort to procure such financing. Buyer shall not reject those terms of a commitment which provide for a loan amount of at least $ ______ or 75 % of the purchase price, interest not to exceed 5 % per annum, a term of ______ months, a payment schedule calling for monthly payments amortized over not less than 25 years, and total placement fees and points of not more than ______ % of the loan amount. The Agreement shall terminate and Buyer shall receive a refund of the earnest money unless Buyer gives notice that this condition is satisfied or waived on or before ______ days (30 days, if not completed) following waiver or satisfaction of the Feasibility Contingency in Section 23 of the Agreement. If Buyer fails to timely submit a complete written application for financing, this condition shall be deemed waived.

2. ☐ **ASSUMPTION OF EXISTING FINANCING.**

   a. **Approval of Documents.** Buyer's obligations under the Agreement are contingent on Buyer's assumption of a note and mortgage or deed of trust, or a real estate contract. Seller shall deliver to Buyer within five (5) days after mutual acceptance of the Agreement a copy of all documents relating to the obligations that Buyer will assume, including the note, deed of trust, mortgage or real estate contract (or any other underlying debt instruments); any guaranties, non-recourse carve-outs, or indemnity agreements; and any fixture filings or financing statements (the "Underlying Loan Documents"). Buyer shall be deemed to have approved the Underlying Loan Documents unless Buyer gives notice of disapproval during the Feasibility Period.

   b. **Consent to Assumption.** Buyer shall submit a complete application for assumption of the Underlying Loan Documents together with any required application fee no later than five (5) days after the Feasibility Contingency Date. Upon Buyer's request, Seller shall assist Buyer by requesting the lender's consent to the assumption on Buyer's behalf. Buyer's principals shall be required to execute any reasonable guaranties and indemnities required by the lender. Unless Buyer has obtained consent or waived this condition within ______ days (30 days, if not completed) after the Feasibility Contingency Date and provided Buyer has timely complied with its obligations under this Addendum, this Agreement shall terminate and, Buyer shall receive a refund of the earnest money.

   c. **Assumption Fees and Expenses.** Buyer shall pay all costs and expenses attributable to the assumption of the underlying indebtedness including all application fees, processing charges, and assumption fees.

   d. **Release of Seller and Principals.** Seller's obligations under the Agreement ☐ shall be ☐ shall not be (shall not be, if not completed) conditioned upon Seller and all guarantors or indemnitors being released from their obligations arising under the Underlying Loan Documents for the period on and after Closing.

3. ☐ **SELLER FINANCING.**

   a. **Debt Instruments.** If Seller is financing a portion of the Purchase Price, unless different forms are

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

FINANCING ADDENDUM
(CONTINUED)

attached to this Agreement, Buyer shall execute and submit to the Closing Agent: (i) LPB Form No. 28A-05 Promissory Note (CBA Form N-1A) and the DUE ON SALE and COMMERCIAL PROPERTY optional clauses in that form shall apply; (ii) LPB Form No. 20-05 Short Form Deed of Trust; and (iii) CBA Form DTR Deed of Trust Rider. In addition, Buyer authorizes Seller and Closing Agent to file a financing statement to perfect Seller's security interest in the personal property described in the Deed of Trust Rider.

b. **Payment Terms.** Buyer shall pay a down payment in the total amount (including the Earnest Money) of ☐ $ _____, or ☐ _____ % of the Purchase Price (check and complete only one box). The balance of the Purchase Price shall be paid in accordance with the terms of the Promissory Note, which shall bear interest at the rate of _____ % per annum, and shall be payable as follows:

Installment Payments (choose one):

☐ No installment payments are required;

☐ Monthly principal and interest installment payments in equal amounts sufficient to fully amortize the outstanding principal balance at the stated interest rate over ______ years;

☐ Monthly principal and interest installment payments totaling $ ______ ;

☐ Monthly installment payments of interest only;

☐ other _____ .

Payment Schedule (choose one, if applicable)

The installment payments shall commence on the first day of the first month after closing and shall continue on the same day of each succeeding month until:

☐ ______ months from the date of closing;

☐ ______ , 20 __ on which date all outstanding principal and interest shall be due.

Buyer ☐ may ☐ may not (may, if not completed) prepay the outstanding principal balance without premium or penalty. If Seller receives any monthly payment more than ______ days (15 days if not filled in) after its due date, then Buyer shall be in default and a late payment charge of $ ______ or ______ % of the delinquent amount (5% of the delinquent amount if not filled in) shall be added to the scheduled payment. The principal shall, at Seller's option, bear interest at the rate of ______ % per annum (18% or the maximum rate allowed by law, whichever is less, if not filled in) during any period of Buyer's default. Buyer shall have ______ days (5 days if not filled in) after written notice from Seller to cure a default before Seller may declare all outstanding sums to be immediately due and payable.

(**Note to Buyer and Seller**: If the Property is currently used primarily for agricultural purposes, then a non-judicial foreclosure/forfeiture remedy is available to Seller only by using a real estate contract and is not available with a deed of trust.)

4. **ESTOPPELS/SNDAs.** If Buyer or its lender require estoppel certificates or subordination, nondisturbance and attornment agreements ("Estoppel/SNDAs") from some or all of the non-residential tenants at the Property, then Seller shall cooperate with Buyer to obtain them. The form of the Estoppels/SNDAs shall be CBA Form PS_TEC, or any different form required by Buyer's lender which Buyer has delivered to Seller during the

INITIALS:				
	Buyer 56	Date 3/8/21	Seller [signature]	Date 3-9-21
	Buyer	Date	Seller	Date

The Wynn Group
11505 Burnham Dr NW #201
Gig Harbor, WA 98332
Phone: 253-509-0449
Fax: 888-328-9864

FINANCING ADDENDUM
(CONTINUED)

Feasibility Period. Promptly after the Feasibility Period, Seller shall use commercially reasonable efforts and diligence to obtain the Estoppel/SNDAs from affected tenants; provided, however, Seller shall not be required to incur any liability or out-of-pocket expenses which are not reimbursed by Buyer. Buyer shall have no separate contingency for receipt of the Estoppels/SNDAs other than as otherwise agreed by Seller in writing.

5. **ADDITIONAL PROVISIONS.** The terms of the Agreement remain unchanged except as supplemented in this Addendum or provided below: ______